Exhibit 10.1

Private & Confidential	Execution Version

Dated July 23, 2019

DORIAN LPG FINANCE LLC

as Borrower

THE ENTITIES

listed in Schedule 1, Part B

as Upstream Guarantors

DORIAN LPG LTD.

as Facility Guarantor

ABN AMRO CAPITAL USA LLC

CITIBANK N.A., LONDON BRANCH

and

THE OTHER BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part D

as Bookrunners

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part E

as Mandated Lead Arrangers

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part F

as Commercial Lenders

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part G

as KEXIM Lenders

THE EXPORT-IMPORT BANK OF KOREA

as KEXIM

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part I

as K-sure Lenders

THE BANKS AND FINANCIAL INSTITUTIONS

Listed in Schedule 1, Part J

as Swap Banks

ABN AMRO CAPITAL USA LLC

as Global Coordinator, Administrative Agent and Security Agent

CITIBANK N.A., LONDON BRANCH

or any of its holding companies, subsidiaries or affiliates

as ECA coordinator

CITIBANK N.A., LONDON BRANCH

as ECA Agent

AMENDMENT NO. 3 TO FACILITY AGREEMENT
for a Loan of (originally) up to $758,105,296

AMENDMENT NO. 3 TO FACILITY AGREEMENT (this Amendment), dated as of _______________, 2019 and effective as of the Effective Date, relating to the Facility Agreement dated March 23, 2015, as amended by Amendment No. 1 dated as of June 15, 2015, as further amended by a Side Letter dated February 1, 2016 and as further amended by an Amendment No. 2 dated as of May 31, 2017 (collectively, the Original Facility Agreement, and as further amended hereby, the Facility Agreement), made among (1) Dorian LPG Finance LLC, as borrower (the Borrower), (2) the entities listed in Schedule 1, Part B therein, as upstream guarantors, (3) Dorian LPG Ltd., as facility guarantor (the Facility Guarantor), (4) ABN AMRO Capital USA LLC (the Security Agent), Citibank N.A., London Branch (Citi) and the other banks and financial institutions listed in Schedule 1, Part D therein, as bookrunners, (5) the banks and financial institutions listed in Schedule 1, Part E therein, as mandated lead arrangers, (6) the banks and financial institutions listed in Schedule 1, Part F therein, as commercial lenders (the Commercial Lenders), (7) the banks and financial institutions listed in Schedule 1, Part G therein, as KEXIM lenders (the KEXIM Lenders), (8) the Export-Import Bank of Korea, as KEXIM (KEXIM), (9) the banks and financial institutions listed in Schedule 1, Part I therein, as K-sure lenders (the K-sure Lenders, and together with the Commercial Lenders, KEXIM and the KEXIM Lenders, the Lenders and each a Lender), (10) the banks and financial institutions listed in Schedule 1, Part J therein, as swap banks, (11) the Security Agent as global coordinator, administrative agent, and security agent, (12) Citi, as ECA coordinator, and (13) Citi, as ECA Agent (as may be amended, supplemented, varied, extended or replaced from time-to-time), pursuant to which the Lenders agreed to make available to the Borrower, upon the terms and conditions therein described, a loan facility in the original amount of up to Seven Hundred Fifty Eight Million One Hundred Five Thousand Two Hundred Ninety Six United States Dollars (USD$758,105,296).

W I T N E S S E T H:

WHEREAS, pursuant to Clause 19.2 (Financial condition) of the Original Facility Agreement, the Facility Guarantor is required to maintain a ratio of Consolidated EBITDA to Consolidated Net Interest Expense of greater than or equal to: (i) 1.25 at all times prior to and through March 31, 2018, (ii) 1.50 at all times from April 1, 2018 through March 31, 2019, and (iii) 2.50 from April 1, 2019 and at all times thereafter;

WHEREAS, as of the date of the Compliance Certificate delivered to the Administrative Agent for the fiscal quarter ended March 31, 2019, the Facility Guarantor’s ratio of Consolidated EBITDA to Consolidated Net Interest Expense is 2.00; and

WHEREAS, the Borrower has requested that (i) $10,022,747 in expenses incurred in connection with the defense of the unsolicited takeover proposal by BW LPG Limited be excluded from the calculation of Consolidated EBITDA and (ii) certain other amendments be made to the Original Facility Agreement including amongst other things, an amendment to the ratio of Consolidated EBITDA to Consolidated Net Interest Expense for the period beginning June 30, 2019 and ending March 31, 2020;

WHEREAS, Concorde LPG Transport LLC and Corvette LPG Transport LLC have been released from their obligations as Upstream Guarantors under the Original Facility Agreement; and

NOW, THEREFORE, subject to, and upon the terms and conditions herein set forth, and in consideration of the mutual agreements, provisions, covenants and conditions contained herein, the parties to the Original Facility Agreement hereby agree to amend certain provisions of the Facility Agreement to reflect the parties’ understanding of the aforementioned matters as follows:

1.          DEFINITIONS

1.1        Wherever used in this Amendment, unless the context requires otherwise: (i) terms defined herein shall have the meanings assigned to them herein and (ii) Clause 1 (Definitions and Interpretation) of the Original Facility Agreement shall apply herein, mutatis mutandis, as if set out in this Amendment in full.

1.2        The Finance Parties and the Obligors designate this Amendment as a Finance Document.

2.          AMENDATORY PROVISIONS

2.1        From and after the Effective Date (as defined in Clause 3.1), all references in the Original Facility Agreement to “this Agreement” (or words or phrases of a similar meaning) shall be deemed to be references to the Original Facility Agreement as amended by this Amendment unless the context otherwise specifically requires.

2.2        In Clause 1.1 (Definitions) of the Original Facility Agreement, the following definition shall be inserted:

Amendment No. 3 means that certain Amendment No. 3 dated as of July 23, 2019 made among the parties hereto amending and supplementing this Agreement.

2.3        In Clause 1.1 (Definitions) of the Original Facility Agreement, the following definition shall be inserted:

BW LPG Acquisition Attempt means the unsolicited proposals made and withdrawn in 2018 for the acquisition by BW LPG Limited of 100% of the Equity Interests of the Facility Guarantor.

2.4        In Clause 19.1 (Financial Definitions) of the Original Facility Agreement, part (a) of the definition of “Consolidated EBITDA” shall be amended to (a) delete the word “and” at the end of sub-clause (iv) and (b) insert the following new sub-clause (vi):

(vi)        expenses incurred by the Facility Guarantor prior to the date of Amendment No. 3 to this Agreement in connection with the BW LPG Acquisition Attempt and disclosed on Schedule 13 (Expenses incurred in connection with the BW LPG Acquisition Attempt); and

2.5        Clause 19.2(a) (Minimum Liquidity) of the Original Facility Agreement shall be amended to (a) replace the semi-colon at the end of the existing final paragraph with a period and (b) insert the following new final paragraph at the end of the clause:

Notwithstanding the foregoing, if the ratio of Consolidated EBITDA to Consolidated Net Interest Expense maintained by the Facility Guarantor is less than 2.50 at any time or times during the period beginning on and including June 30, 2019 and ending on and including March 31, 2020, Consolidated Liquidity shall at such time or times be maintained in an amount at least equal to $47,500,000, of which an amount at least equal to the applicable Minimum Earnings Account Balance for the relevant period shall be held in an Earnings Account pursuant to Clause 25.1 (Earnings Accounts);

2.6        Clause 19.2(c) (Minimum Interest Coverage) of the Original Facility Agreement shall be deleted and replaced in its entirety by the following:

Minimum Interest Coverage: It maintains a ratio of Consolidated EBITDA to Consolidated Net Interest Expense of greater than or equal to: (i) 2.00 at all times from June 30, 2019 through March 31, 2020 and (ii) 2.50 from April 1, 2020 and at all times thereafter;

2.7        In Schedule 9 (Compliance Certificate) to the Original Facility Agreement, the following paragraph shall be inserted at the end of Item 2(a):

[NOTWITHSTANDING THE FOREGOING, TO BE INCLUDED IF INTEREST COVERAGE RATIO IS LESS THAN 2.50 DURING PERIOD FROM JUNE 30, 2019 THROUGH MARCH 31, 2020: is [l].  The Minimum Earnings Account Balance is $[l] and is being maintained in an Earnings Account.]

2.8        A new Schedule 13 (Expenses incurred in connection with the BW LPG Acquisition Attempt) shall be inserted as follows:

Schedule 13

Expenses incurred in connection with the BW LPG Acquisition Attempt

Quarter ended June 30, 2018	$483,000

Quarter ended September 30, 2018	$1,770,589

Quarter ended December 31, 2018	$7,766,847

Quarter ended March 31, 2019	$2,311

Total	$10,022,747

3.          CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

3.1        This Amendment shall not be effective unless and until the date the Administrative Agent, or its duly authorized representative, shall have received all of the documents and other evidence listed in Schedule 1 hereto (Conditions Precedent to Effectiveness of Amendment No. 3), in form and substance satisfactory to the Administrative Agent and at such time, this Amendment shall be deemed effective (the Effective Date).

4.          NO FURTHER CHANGES

4.1        Except as provided herein, all the remaining provisions of the Original Facility Agreement shall remain unchanged, valid and binding on all the parties thereto.

5.          REPRESENTATIONS AND WARRANTIES

5.1        The representations and warranties made in Clause 17 (Representations) of the Original Facility Agreement shall be deemed repeated as of the date hereof, except for (A) representations or warranties which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date, or (B) representations and warranties which are no longer true and correct as a result of a transaction expressly permitted by the Original Facility Agreement as amended hereby.

6.          EXISTING SECURITY

Each Obligor confirms that the Security Documents to which it is a party:

6.1        shall continue to secure all liabilities which are expressed to be secured by them; and

6.2        shall continue in full force and effect in all respects.

7.          FURTHER ASSURANCE

7.1        Each Obligor shall, at the reasonable request of the Administrative Agent and at its own expense, do all such acts and things necessary or advisable to give effect to the amendments made or to be made pursuant to this Amendment.

8.          GOVERNING LAW

8.1        The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement.

9.          SUBMISSION TO JURISDICTION; WAIVERS

9.1        Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Amendment, each of the Obligors executing this Amendment hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Amendment shall limit the right of the Finance Parties to commence any proceeding in the federal or state courts of any other jurisdiction to the extent a Finance Party determines that such action is necessary or appropriate to exercise its rights or remedies under this Amendment. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Schedule 1

Conditions Precedent to Effectiveness of Amendment No. 3

1.          Corporate Documents

A certificate of an authorized signatory of each Obligor certifying (i) that each copy document relating to it specified in Part 1 of Schedule 3 to the Original Facility Agreement remains correct, complete and in full force and effect as at a date no earlier than a date approved for this purpose and that any resolutions or power of attorney referred to in Part 1 of Schedule 3 to the Original Facility Agreement in relation to it have not been revoked or amended; (ii) that any resolutions or power of attorney referred to in Part 1 of Schedule 3 to the Original Facility Agreement in relation to it have not been revoked or amended; (iii) resolutions of the board of directors and/or managers, members or managing members, as applicable, of each Obligor (or any committee of such board empowered to approve and authorize the following matters) approving the terms of, and the transactions contemplated by, this Amendment and resolving that it executes this Amendment and any documents necessary in connection therewith and authorizing a specified person or persons to execute the Amendment and any such documents; and (iv) any power of attorney under which any person is to execute this Amendment or any documents in connection therewith.

2.          Executed Documents

(a)         This Amendment.

3.          No Default

No Default shall have occurred and be continuing under the Facility Documents or will occur by virtue of entering into this Amendment or the transactions contemplated hereby.

4.          No Material Adverse Change

In the determination of the Required Lenders, no Material Adverse Change shall have occurred.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DORIAN LPG FINANCE LLC

As Borrower

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

COMET LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN SHANGHAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN HOUSTON LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 3 to Facility Agreement

DORIAN SAO PAULO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

CONSTELLATION LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN ULSAN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN AMSTERDAM LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN MONACO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 3 to Facility Agreement

DORIAN BARCELONA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN TOKYO LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN DUBAI LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN GENEVA LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN CAPE TOWN LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

Signature Page to Amendment No. 3 to Facility Agreement

COMMANDER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN EXPLORER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN EXPORTER LPG TRANSPORT LLC

As Upstream Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	President

DORIAN LPG LTD.

As Facility Guarantor

By:	/s/ Theodore Young
Name:	Theodore Young
Title:	Chief Financial Officer & Treasurer

Signature Page to Amendment No. 3 to Facility Agreement

ABN AMRO CAPITAL USA LLC

As Bookrunner, Mandated Lead Arranger, Global Coordinator, Administrative Agent, Security Agent and Original Lender

By:	/s/ Michael Choina	By:	/s/ John Sullivan
Name:	Michael Choina	Name:	John Sullivan
Title:	Managing Director	Title:	Managing Director

ABN AMRO BANK N.V.

As Swap Bank

By:	/s/ R.A.V. Hoefnagelo	By:	/s/ A.L Lockhors
Name:	R.A.V. Hoefnagelo	Name:	A.L Lockhors
Title:		Title:

CITIBANK N.A., LONDON BRANCH

As Bookrunner, Mandated Lead Arranger, ECA Coordinator, ECA Agent and Original Lender

By:	/s/ Barbara Griffiths	By:
Name:	Barbara Griffiths	Name:
Title:	Vice President	Title:

CITIBANK, N.A.

As Swap Bank

By:	/s/ Joseph Shanahan	By:
Name:	Joseph Shanahan	Name:
Title:	Vice President, Citibank N.A,	Title:

Signature Page to Amendment No. 3 to Facility Agreement

THE EXPORT-IMPORT BANK OF KOREA

As Mandated Lead Arranger, Swap Bank and Original Lender

By:	/s/ Ju Sang-jin	By:
Name:	Ju Sang-jin	Name:
Title:	Director General	Title:

ING CAPITAL MARKETS LLC

As Swap Bank

By:	/s/ Juan Carlos Vallarino	By:	/s/ Michael K. Dwyer
Name:	Juan Carlos Vallarino	Name:	Michael K. Dwyer
Title:	Vice President	Title:	Managing Director

ING BANK N.V., LONDON BRANCH

As Bookrunner, Mandated Lead Arranger and Original Lender

By:	/s/ Adam Byrne	By:	/s/ Graham Wallden
Name:	Adam Byrne	Name:	Graham Wallden
Title:	Managing Director	Title:	Authorised Signatory

DVB BANK SE

As Bookrunner, Mandated Lead Arranger, Swap Bank and Original Lender

By:	/s/ Nikolaos Chonizopoulos	By:	/s/ Anastasia Chatzioannidi-Topintzi
Name:	Nikolaos Chonizopoulos	Name:	Anastasia Chatzioannidi-Topintzi
Title:	Senior Vice President	Title:	Assistant Vice President

Signature Page to Amendment No. 3 to Facility Agreement

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH

As Swap Bank and Original Lender

By:	/s/ Chris Li	By:
Name:	Chris Li	Name:
Title:	AssociateDirector	Title:

DEUTSCHE BANK AG, HONG KONG BRANCH

As Mandated Lead Arranger and Original Lender

By:	/s/ Ken Cheng	By:	/s/ Edward Hui
Name:	Ken Cheng	Name:	Edward Hui
Title:	Assistant Vice President Structured Trade & Export Finance Hong Kong	Title:	Director Structured Trade & Export Finance Hong Kong

DZ BANK AG

DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

FRANKFURT AM MAIN

As Original Lender

By:	/s/ Michael Fischer	By:	/s/ Ilko Jantschev
Name:	Michael Fischer	Name:	Ilko Jantschev
Title:	Managing Director	Title:	Vice President

SANTANDER BANK, N.A.

As Original Lender

By:	/s/ Mark Connelly	By:	/s/ Puiki Lok
Name:	Mark Connelly	Name:	Puiki Lok
Title:	Senior Vice President	Title:	Vice President

Signature Page to Amendment No. 3 to Facility Agreement

BANCO SANTANDER, S.A.

As Mandated Lead Arranger

By:	/s/ Remedios Cantalapiedra	By:	/s/ Francisco Verdugo Munoz
Name:	Remedios Cantalapiedra	Name:	Francisco Verdugo Munoz
Title:	Vice President	Title:	Vice President

Signature Page to Amendment No. 3 to Facility Agreement